SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

(a)	Credit facility

Effective March 2, 2012, the Group entered into an amendment (the “Amendment”), dated December 19, 2011, to its factoring agreement with Bank of China (Hong Kong) Limited (“BOC”) dated April 28, 2010, as amended effective December 31, 2010 (the “Factoring Agreement”). See note 3.

Pursuant to the terms of the Amendment, the line of credit granted by BOC in the Factoring Agreement was increased to RMB472,043 (USD75,000). The factoring facility bears an interest rate of 2.5% per annum above the HIBOR or USD LIBOR, depending on the currency in which the borrowings are denominated.

(b)	Proposed acquisition of certain subsidiaries of the Group by the Chief Executive Officer and Chairman

On March 15, 2012, Chief Executive Officer and Chairman of the Company, Jeffrey Kang, proposed to the Company’s Board of Directors that he would purchase a series of operating entities of the Group, including Comtech (China) Holding, Comtech Communication Technology (Shenzhen) Company Limited, Comtech Communication Technology (Hong Kong) Company Limited, Comtech Software Technology (Shenzhen) Company Limited, Comtech (HK) Holding, Comtech International (HK) Company Limited, Hong Kong JJT Limited, Alphalink Global Limited and Epcot Multimedia Technology (Shenzhen) Limited. Under the proposal, the total purchase price is to be based on the results of an appraisal by an independent appraisal firm. The Company’s Board of Directors has authorized the audit committee which is comprised of the independent directors to review the proposed transaction.